Cash And Cash Equivalents	6 Months Ended
Jun. 30, 2014
Cash and Cash Equivalents [Abstract]
CASH AND CASH EQUIVALENTS
NOTE 3: CASH AND CASH EQUIVALENTS
Cash and cash equivalents consisted of the following:

	June 30, 2014	December 31, 2013
Cash on hand and at banks	$ 44,118	$ 78,458
Short-term deposits	17,170	4,377
Total cash and cash equivalents	$ 61,288	$ 82,835

Short term deposits relate to time deposit accounts held in banks for general purposes.
Cash deposits and cash equivalents in excess of amounts covered by government-provided insurance are exposed to loss in the event of non-performance by financial institutions. The Company does maintain cash deposits and equivalents in excess of government-provided insurance limits. The Company also minimizes exposure to credit risk by dealing with a diversified group of major financial institutions.
As of June 30, 2014, restricted cash was $8,340 and mainly related to cash held for servicing current debt as required by the credit facilities.